UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 24, 2013
Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 24, 2013, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Stock Purchase Agreement (the “Stock Purchase Agreement”) with Gary L. Tilkin, a natural person (the “Seller”), and Global Futures & Forex, Ltd., a Michigan corporation (“GFT”), pursuant to which the Company purchased all of the issued and outstanding share capital of GFT from the Seller (the "Transaction"). The Company reported the closing of the Transaction on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 26, 2013 (the "Initial 8-K"). Pursuant to the instructions to Item 9.01 of Form 8-K, certain historical financial statements of GFT and pro forma financial information were omitted from the Initial 8-K. The Company hereby amends and restates Item 9.01 of the Initial 8-K to include the historical financial statements and pro forma financial information not filed with the Initial 8-K. Except as otherwise provided herein, the other disclosures in the Initial 8-K remain unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached as Exhibits 99.1 and 99.2 to this Form 8-K/A, respectively, and incorporated herein by reference, are (i) the audited financial statements of GFT for the years ended December 31, 2012, 2011 and 2010 and (ii) the unaudited financial statements of GFT for the six months ended June 30, 2013 and 2012.

(b) Pro Forma Financial Information

Attached as Exhibit 99.3 to this Form 8-K/A, and incorporated herein by reference, are the unaudited pro forma condensed consolidated financial statements of the Company giving effect to the Transaction for the periods stated therein.

(c) Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Stock Purchase Agreement, dated September 24, 2013, by and among GAIN Capital Holdings, Inc., Gary L. Tilkin and Global Futures & Forex, Ltd.
23.1**	Consent of Deloitte & Touche LLP
99.1**	Audited Financial Statements of Global Futures & Forex, Ltd. for the years ended December 31, 2012, 2011 and 2010.
99.2**	Unaudited Financial Statements of Global Futures & Forex, Ltd. for the six months ended June 30, 2013 and 2012.
99.3**	Unaudited Pro Forma Condensed Consolidated Financial Statements of GAIN Capital Holdings, Inc.

* Previously filed as an exhibit to the Company's Form 8-K (File No. 001-35008) filed on September 26, 2013
** Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 18, 2013
GAIN CAPITAL HOLDINGS, INC.
By:/s/ Jason Emerson
Name: Jason Emerson
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1*	Amended and Restated Stock Purchase Agreement, dated September 24, 2013, by and among GAIN Capital Holdings, Inc., Gary L. Tilkin and Global Futures & Forex, Ltd.
23.1**	Consent of Deloitte & Touche LLP with respect to Global Futures & Forex, Ltd.
99.1**	Audited Financial Statements of Global Futures & Forex, Ltd. for the years ended December 31, 2012, 2011 and 2010
99.2**	Unaudited Financial Statements of Global Futures & Forex, Ltd. for the six months ended June 30, 2013 and 2012
99.3**	Unaudited Pro Forma Condensed Consolidated Financial Statements of GAIN Capital Holdings, Inc.

* Previously filed as an exhibit to the Company's Form 8-K (File No. 001-35008) filed on September 26, 2013
** Filed herewith.